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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of Earliest Event Reported): March 8, 2004

                          CIB MARINE BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                   WISCONSIN
                 (State or Other Jurisdiction of Incorporation)

          000-24149                                        37-1203599
   (Commission File Number)                    (IRS Employer Identification No.)

N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN                              53072
 (Address of Principal Executive Offices)                             (Zip Code)

                                 (262) 695-6010
              (Registrant's Telephone Number, Including Area Code)
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Item 12. Results of Operations and Financial Condition.

         As required by federal regulations, the registrant and its bank subsidiaries filed Call Reports for September 30, 2003 and December 31, 2003 based on information available at the time of the required filings. As disclosed in the registrant's Form 8-K filed on February 20, 2004, the registrant is reviewing the adequacy of its allowance for loan losses and related loan matters. Upon completion of this review, the registrant and certain of its subsidiary banks will file amended Call Reports for these periods to reflect material changes in their financial results. In addition, the review may result in the filing of amended Call Reports for certain prior periods. The registrant's subsidiary banks include Central Illinois Bank, CIB Bank (Chicago), Marine Bank (Wisconsin), CIB Bank (Indiana), Marine Bank (FSB), and Citrus Bank, N.A.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CIB MARINE BANCSHARES, INC.

Dated: March 8, 2004

                                        By:   /s/ Donald J. Straka
                                              ----------------------------------
                                              Donald J. Straka,
                                              Senior Vice President, Chief Legal
                                              Officer, Secretary